                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2005

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     333-104283             13-3291626
 (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
     Incorporation) Number)                                  Identification

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
      Exchange Act (17 CFR 240.14e-4(c))

Item 8.01      Other Events

         On January 27, 2005, Morgan Stanley Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement, dated as of January 1, 2005, by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee of the Trust (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent (the "Fiscal
Agent"), and Wells Fargo Bank, National Association, as paying agent and certificate registrar (the "Paying Agent and Certificate Registrar"), providing for the Company's Commercial Mortgage Pass-Through Certificates, Series
2005-TOP17. The Pooling and Servicing Agreement is annexed hereto as Exhibit
99.1.

            An incorrect version of the Pooling and Servicing Agreement was filed as Exhibit 99.1 by the Company with the Commission under the Current
Report on Form 8-K bearing a Date of Report of January 1, 2005 (the "Original
Filing"). The Exhibit hereto replaces the Original Filing. The Exhibit hereto supersedes and is deemed to be substituted for the Original Filing.

Section 9   Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

                  (a)    Financial Statements of Business Acquired Not
                         applicable.

                  (b)    Pro Forma Financial Information Not applicable.

                  (c)    Exhibits:

Exhibit No.        Description
-----------        -----------
99.1               Pooling and Servicing Agreement, dated as of January 1,
                   2005, by and among the Company, the Master Servicer, the
                   Special Servicer, the Trustee, the Fiscal Agent, the Paying
                   Agent and Certificate Registrar.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 19, 2005

MORGAN STANLEY CAPITAL I INC.

By: /s/ Warren Friend
    --------------------------------
    Name:  Warren Friend
    Title: Executive Director